UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2004

Diamond Jo, LLC/Peninsula Gaming Corp.

(Exact name of Registrant as specified in its charter)

Delaware	333-88829	42-1483875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3rd Street Ice Harbor

P.O. Box 1750

Dubuque, Iowa  52001-1750

(Address of executive offices, including zip code)

(563) 583-7005

(Registrant’s telephone number, including area code)

Peninsula Gaming Company, LLC

(former name of Diamond Jo, LLC)

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1 – Press release issued April 16, 2004.

Item 9.   Regulation FD Disclosure

The information in this Current Report on Form 8-K and the Exhibits attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On April 16, 2004, Diamond Jo, LLC (formerly, Peninsula Gaming Company, LLC) issued the press release attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMOND JO, LLC

	By:	/s/ M. Brent Stevens
	Name:	M. Brent Stevens
	Title:	Chief Executive Officer

PENINSULA GAMING CORP.

	By:	/s/ M. Brent Stevens
	Name:	M. Brent Stevens
	Title:	President
(principal executive officer)

Date: April 19, 2004

EXHIBIT INDEX

Exhibit Number

99.1 – Press release issued April 16, 2004.